UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 2, 2006

PROFESSIONAL VETERINARY PRODUCTS, LTD.
(Exact name of registrant as specified in its charter)

Nebraska	000-26326	37-1119387

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10077 South 134th Street Omaha, Nebraska	68138
(Address of principal executive offices)	(Zip Code)
(402) 331-4440
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On August 2, 2006, Professional Veterinary Products, Ltd., a Nebraska corporation, entered into a Commercial Lease Extension and Addendum (the “Addendum”) with The Independent Veterinary Group LLC and ACH BRO LLC. The Addendum extended the lease term from March 31, 2007 to July 31, 2007.
The foregoing description of the Addendum is qualified in its entirety by reference to the complete terms and conditions of the Addendum, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Commercial Lease Extension and Addendum

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFESSIONAL VETERINARY PRODUCTS, LTD.
Date: October 25, 2006	By:	/s/ Dr. Lionel L. Reilly
Dr. Lionel L. Reilly, President and
Chief Executive Officer